Exhibit 10.20

               SECOND AMENDMENT TO UNDERWRITING SERVICES AGREEMENT

     This Amendment to Underwriting Services Agreement (the "Amendment") is entered into between E-LOAN. a California corporation, located at 6200 Village Parkway, Dublin, CA 94568 (E-Loan"), and PMI MORTGAGE SERVICES CO., a California corporation, located at 601 Montgomery Street, San Francisco, CA 94111 ("PMI").

     WHEREAS, PMI and E-Loan entered into an Underwriting Services Agreement (the "Agreement") on or about June 11, 1998, and amended said Agreement on or about July 31, 1998, and;

     WHEREAS, PMI and E-Loan wish to amend the Agreement with respect to the underwriting guidelines and to the Review Fees payable and under the Agreement;

     NOW, THEREFORE, PMI and E-Loan agree to amend the Agreement on the following terms and conditions.

     1. The address for Customer in the-first paragraph of the Agreement is amended to read as follows:

         "This Agreement (the "Agreement") is entered between E-LOAN, a California corporation, located at 5875 Arnold Drive, Dublin, CA 94568 ("Customer"), and PMI MORTGAGE SERVICES CO., a California corporation, located at 601 Montgomery Street, San Francisco, CA 94111 ("PMI")."

          2.   Exhibit A is amended to include the following:

                  NORWEST FUNDING, INC. ("NORWEST")
                  FIRST UNION MORTGAGE CORPORATION ("1ST UNION")
                  INTERFIRST ("INTERFIRST")

          3. This Amendment shall become effective as of the date of the last party to sign.

          4. Except as amended hereby, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this instrument on the date set forth below.

E-LOAN                               PMI MORTGAGE SERVICES CO.

/S/ JAN HAMMOND                      /S/ ILLEGIBLE
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By: JAN HAMMOND                      By:  Gene Campion
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Its: VP UNDERWRITING                 Its:  National Underwriting Vice President
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Date:  4/27     , 1999             Date:   MAY 3   , 1999
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